Exhibit 10.25




          =================================================================



                                 SFA FINANCE COMPANY,
                                        Seller

                                   SAKS & COMPANY,
                                       Servicer

                                         and

                                BANKERS TRUST COMPANY,
                                       Trustee



                         -----------------------------------

                                TRANSITION SUPPLEMENT

                              Dated as of April 25, 1996

                                          to

                 AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                            Dated as of December 16, 1991


                         ------------------------------------

                                   SFA MASTER TRUST

                               TRANSITION SERIES 1996-1




          =================================================================

                                  TABLE OF CONTENTS
                                  -----------------


                                                                       Page
                                                                       ----

                                      ARTICLE I

                    CREATION OF THE TRANSITION SERIES CERTIFICATE,
                                     SERIES 1996  . . . . . . . . . . .   1

               SECTION 1.1.   Designation . . . . . . . . . . . . . . .   1

                                      ARTICLE II

                                     DEFINITIONS  . . . . . . . . . . .   2

               SECTION 2.1.   Definitions . . . . . . . . . . . . . . .   2

                                     ARTICLE III

                   PURCHASE AND SALE OF THE TRANSITION CERTIFICATE  . .  10

               SECTION 3.1.   The Transition Certificate  . . . . . . .  10
               SECTION 3.2.   Purchase of the Transition Certificate. .  11
               SECTION 3.3.   Delivery  . . . . . . . . . . . . . . . .  11
               SECTION 3.4.   Procedure for Increasing the Invested
                                Amount  . . . . . . . . . . . . . . . .  11
               SECTION 3.5.   Procedure for Decreasing the Invested
                                Amount  . . . . . . . . . . . . . . . .  12
               SECTION 3.6.   Purchase of Transition Certificate by
                                the Seller. . . . . . . . . . . . . . .  12
               SECTION 3.7.   Transfer of Transition Certificate  . . .  13

                                      ARTICLE IV

                             ARTICLE IV OF THE AGREEMENT  . . . . . . .  13

               SECTION 4E.2.  Establishment of Trust Accounts . . . . .  13
               SECTION 4E.3.  Allocations; Payments to Seller.  . . . .  14
               SECTION 4E.4.  Deficiency Amount . . . . . . . . . . . .  14
               SECTION 4E.5.  Applications of Finance Charges . . . . .  15
               SECTION 4E.6   Distributions From the Transition Series
                                1996-1 Finance Charge Sub-subaccount  .  16
               SECTION 4E.7   Distributions from the Transition Series
                                1996-1 Principal Collections
                                Sub-subaccount  . . . . . . . . . . . .  16
               SECTION 4E.8   Transfer Payments; Additional Amounts . .  17

                                      ARTICLE V

                              DISTRIBUTIONS AND REPORTS . . . . . . . .  18

               SECTION 5E.1.  Distributions . . . . . . . . . . . . . .  18
               SECTION 5E.2.  Daily Reports . . . . . . . . . . . . . .  18
               SECTION 5E.3.  Monthly Settlement Statements.  . . . . .  18

                                                                       Page
                                                                       ----


                                      ARTICLE VI

                         ADDITIONAL EARLY AMORTIZATION EVENTS . . . . .  18

               SECTION 6.1.   Additional Early Amortization Events  . .  18

                                     ARTICLE VII

                      COVENANTS, REPRESENTATIONS AND WARRANTIES . . . .  20

               SECTION 7.1.   Representations and Warranties of the
                                Seller and the Servicer . . . . . . . .  20
               SECTION 7.2.   Covenants of the Seller . . . . . . . . .  20
               SECTION 7.3.   Covenants of the Servicer . . . . . . . .  21
               SECTION 7.4.   Exchange of Transition Certificate  . . .  21
               SECTION 7.5.   Obligations Unaffected  . . . . . . . . .  22

                                     ARTICLE VIII

                             ADDITIONAL SERVICER DEFAULTS . . . . . . .  22

               SECTION 8.1.   Additional Servicer Defaults  . . . . . .  22

                                      ARTICLE IX

                                    MISCELLANEOUS . . . . . . . . . . .  23

               SECTION 9.1.   Ratification of Agreement . . . . . . . .  23
               SECTION 9.2.   Governing Law . . . . . . . . . . . . . .  23
               SECTION 9.3.   Further Assurances  . . . . . . . . . . .  23
               SECTION 9.4.   No Waiver; Cumulative Remedies  . . . . .  23
               SECTION 9.5.   Amendments  . . . . . . . . . . . . . . .  23
               SECTION 9.6.   Severability  . . . . . . . . . . . . . .  24
               SECTION 9.7.   Notices . . . . . . . . . . . . . . . . .  24
               SECTION 9.8.   Successors and Assigns  . . . . . . . . .  24
               SECTION 9.9.   Counterparts; Effectiveness . . . . . . .  24
               SECTION 9.10.  Limitation of Liability . . . . . . . . .  24
               SECTION 9.11.  Consent to Assignment.  . . . . . . . . .  24


          EXHIBITS

          Exhibit A        Form of Transition Certificate
          Exhibit B        Form of Daily Report
          Exhibit C        Form of Monthly Certificateholders' Statement
          Exhibit D        Form of Monthly Settlement Statement


          SCHEDULES

          Schedule I     Trust Account
          Schedule II    Base Daily Average Merchandise Returns

          SERIES 1996-1 SUPPLEMENT, dated as of April 25, 1996 (this "Supplement"), among SFA FINANCE COMPANY, a Delaware corporation (the "Seller"), SAKS & COMPANY, a New York corporation (in its capacity as originator of the Receivables and as seller of the Receivables to the Seller pursuant to the Receivables Purchase Agreement, "Saks"; in its capacity as servicer, the "Servicer"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee") under the Agreement (as hereinafter defined).


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, the Seller, the Servicer and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of December 16, 1991 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

          WHEREAS, the Agreement provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trust to the Seller for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates; and

          WHEREAS, pursuant to this Supplement the Seller and the Trust wish to create a Series of Investor Certificates and specify the Principal Terms thereof;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

          CREATION OF THE TRANSITION SERIES CERTIFICATE, SERIES 1996-1

          SECTION 1.1.  Designation.  (a)  The Investor Certificate created and
                        -----------
authorized pursuant to the Agreement and this Supplement shall be designated as the "Transition Series Certificate, Series 1996-1" (the "Transition Certificate"). The Transition Certificate shall be issued in the form of a Registered Certificate, which shall be in substantially the form set forth as Exhibit A.

          (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section and subsection references herein shall mean

                                                                          2
Article, Section and subsections of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Transition Certificate and not to other Series of Investor Certificates issued by the Trust.


                                   ARTICLE II

                                   DEFINITIONS

          SECTION 2.1.  Definitions.  The following words and phrases shall have
                        -----------
the following meanings with respect to the Transition Series and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          (a)  Definitions Required by the Agreement.
               -------------------------------------

          "Adjusted Base Purchase Amount" shall mean the Adjusted Invested Amount divided by the Purchase Percentage.

          "Amortization Period" shall mean the Early Amortization Period.

          "Base Purchase Amount" shall mean the Invested Amount divided by the Purchase Percentage.

          "Deficiency Amount" shall have the meaning assigned in Section 4E.4.

          "Distribution Date" shall mean (i) with respect to payments of principal of the Transition Certificate, each New York Business Day and (ii) with respect to payments of interest on the Transition Certificate, each Transfer Date.

          "Early Amortization Event" shall have the meaning assigned in Section
6.1 of this Supplement and Section 9.1 of the Agreement.

          "Initial Invested Amount" shall mean, as of the Issuance Date, the Issuance Date Invested Amount and as of any date thereafter, the Invested Amount on such date.

          "Invested Amount" shall mean, as of any New York Business Day, the Invested Amount on the immediately preceding New York Business Day (or, on the Issuance Date, the Issuance Date Invested Amount), plus the amount of any
                                                   ----
increases in the Invested Amount pursuant to Section 3.4 made on such New York Business Day, minus (c) the amount of any distributions to the New Trust
              -----
pursuant to Section 3.5 or Section 4E.7 on such New York Business Day, minus (d)
                                                                       -----
the excess, if any, of the aggregate

                                                                          3
amount of reductions of the Invested Amount made pursuant to Section 4E.4 over reductions reimbursed prior to such New York Business Day.

          "Invested Percentage" shall mean, with respect to Actual Aggregate Finance Charges, Defaulted Receivables and the Offset Amount, the Monthly Floating Allocation Percentage, (b) with respect to Daily Estimated Principal Collections, Actual Aggregate Principal Collections and Actual Aggregate Collected Discount during the Amortization Period, the Modified Fixed Allocation Percentage and (c) with respect to Daily Estimated Principal Collections, Actual Aggregate Principal Collections and Actual Aggregate Collected Discount during the Revolving Period, (i) for purposes of daily allocations, the Modified Daily Floating Allocation Percentage and (ii) for purposes of allocations on any Transfer Date, the Modified Monthly Floating Allocation Percentage.

          "Issuance Date" shall mean April 25, 1996.

          "Issuance Date Invested Amount" means $176,944,806.68.

          "Optional Repurchase Percentage" shall mean 10% of the Invested Amount on the close of business on the last day of the Revolving Period.

          "Purchase Percentage Criteria" shall have the meaning assigned in the Series 1991-2 Supplement.

          "Purchase Percentage Downward Trigger" shall have the meaning assigned in the Series 1991-2 Supplement.

          "Purchase Percentage Upward Trigger" shall have the meaning assigned in the Series 1991-2 Supplement.

          "Record Date" shall mean, for any date of determination, the Determination Date immediately preceding such date.

          "Required Participation Percentage" shall mean the excess, if any, of
(i) the Required Dilution Percentage over (ii) the sum of the "Class D
                                     ----
Percentage" and the "Class D Spread Account Percentage", in each case as defined in the New Trust Series 1996-1 Supplement.

          "Series Termination Date" shall mean the date which is 38 months after the last day of the Revolving Period.

          "Servicing Fee Percentage" shall mean 2%.

                                                                          4
          (b)  Other Definitions.
               -----------------
          "Accrual Period" shall mean the period from and including a Settlement Date (or in the case of the initial Accrual Period, the Issuance Date) to but excluding the succeeding Settlement Date.

          "Actual Daily Average Merchandise Returns" shall mean, with respect to any Settlement Period, the quotient of (a) (i) the aggregate dollar amount of credits posted to Eligible Accounts during such Settlement Period with respect to merchandise returns related to outstanding Eligible Receivables sold to the Trust divided by the number of days in such Settlement Period and (b) the Daily
      ----------
Average Eligible Receivables for such Settlement Period.

          "Aggregate Eligible Receivables" shall mean the aggregate outstanding principal balances of all Eligible Receivables.

          "Agreement" shall mean the Amended and Restated Pooling and Servicing Agreement, dated as of December 16, 1991, among the Seller, the Servicer and the Trustee, as amended, supplemented or otherwise modified from time to time.

          "Available Amounts" shall mean, with respect to any New York Business Day and with respect to any subaccount of the Collection Account, the amounts on deposit in such subaccount on such New York Business Day which are not invested in Eligible Investments maturing after such New York Business Day.

          "Base Daily Average Merchandise Returns" shall mean, for a Fiscal Month, the number with respect to such Fiscal Month set forth opposite such Fiscal Month in Schedule II.

          "Basic Documents" shall mean the collective reference to this Supplement, the Agreement, the Receivables Purchase Agreement and the New Trust Agreement.

          "Benchmark Dilution Amount" shall mean, for any day during the Revolving Period, the product of the Benchmark Dilution Percentage and the Adjusted Base Purchase Amount as of such day.

          "Benchmark Dilution Percentage" shall mean 11.25%.

          "Chemical" shall mean Chemical Bank, a New York banking corporation and its successors and assigns.

          "Charge-Off" shall have the meaning assigned in subsection 4E.4(b)(v).

          "Charge-Off Amount" shall have the meaning assigned in subsection 4E.4(b)(v).

                                                                          5
          "Daily Average Eligible Receivables" shall mean, with respect to any Settlement Period, the sum of Eligible Receivables for each day during such Settlement Period divided by the number of days in such Settlement Period.
                  ----------

          "Daily Floating Allocation Percentage" shall mean, with respect to any New York Business Day, the percentage equivalent of a fraction, the numerator of which is the Adjusted Invested Amount as of the end of the preceding New York Business Day and the denominator of which is the product of the Purchase Percentage and Aggregate Principal Receivables as of the end of the preceding New York Business Day.

          "Daily Report" shall mean a report prepared by the Servicer on each New York Business Day for the period specified therein, in substantially the form of Exhibit B or in such other form as may be approved by the Trustee of the New Trust.

          "Dilution Factor" shall mean, with respect to any Accrual Period, the quotient of (a) the Three Month Rolling Average Actual Daily Average Merchandise Returns and (b) the Three Month Rolling Average Base Daily Average Merchandise Returns, calculated as of the Determination Date immediately preceding the end of such Accrual Period.

          "Dollars" and "$" shall mean lawful money of the United States of America.

          "Exchange Date" shall mean the date on which the Series 1991-2 Certificates are repaid in full in accordance with the terms of the Series 1991-2 Supplement.

          "Fixed Allocation Percentage" shall mean, for any New York Business Day during the Amortization Period:

          (a) with respect to Daily Estimated Principal Collections, the percentage equivalent of a fraction, the numerator of which is the Adjusted Invested Amount as of the close of business on the last New York Business Day of the Revolving Period and the denominator of which is the greater of (i) the product of the Purchase Percentage and Aggregate Principal Receivables as of the close of business on the preceding New York Business Day and (ii) the sum of the numerators used to calculate the Invested Percentage with respect to Principal Receivables for all Series of Certificates outstanding on the New York Business Day for which such percentage is determined; and

          (b) with respect to Actual Aggregate Principal Collections and Actual Aggregate Collected Discount, the percentage equivalent of a fraction, the numerator of which is the Adjusted Invested Amount as of the close of business on the last New York Business Day of the Revolving Period and the denominator of which is the greater of (i) the product of the

                                                                          6
Purchase Percentage and the Aggregate Principal Receivables as of the close of business on the last New York Business Day of the preceding Settlement Period and (ii) the sum of the numerators used to calculate the Invested Percentage with respect to Principal Receivables for all Series of Certificates outstanding on the New York Business Day for which such percentage is determined.

          "Modified Daily Floating Allocation Percentage" shall mean, with respect to any New York Business Day (other than a Transfer Date), a percentage equal to the lesser of (i) the Daily Floating Allocation Percentage and (ii) (A) 100%, minus (B) the Series 1991-2 Invested Percentage, minus (C) the percentage
      -----                                            -----
equivalent of a fraction the numerator of which is the Minimum Seller Amount and the denominator of which is the product of the Purchase Percentage and the Aggregate Principal Receivables as of the end of the preceding New York Business Day.

          "Modified Fixed Allocation Percentage" shall mean, with respect to any New York Business Day, (i) a percentage equal to the lesser of (i) the Fixed Allocation Percentage and (ii) (A) with respect to Daily Estimated Principal Collections, (1) 100%, minus (2) the Series 1991-2 Invested Percentage, minus
                       -----                                            -----
(3) the percentage equivalent of a fraction the numerator of which is the Minimum Seller Amount and the denominator of which is the product of the Purchase Percentage and the Aggregate Principal Receivables as of the end of the preceding New York Business Day and (B) with respect to Actual Aggregate Principal Collections, (1) 100%, minus (2) the Series 1991-2 Invested
                                 -----
Percentage, minus (3) the percentage equivalent of a fraction the numerator of
            -----
which is the Minimum Seller Amount and the denominator of which is the product of the Purchase Percentage and Aggregate Principal Receivables as of the close of business on the preceding New York Business Day.

          "Modified Monthly Floating Allocation Percentage" shall mean, with respect to any Transfer Date, a percentage equal to the lesser of (i) the Monthly Floating Allocation Percentage and (ii) (A) 100%, minus (B) the Series
                                                          -----
1991-2 Invested Percentage, minus (C) the percentage equivalent of a fraction
                            -----
the numerator of which is the Minimum Seller Amount and the denominator of which is the product of the Purchase Percentage and the daily average Aggregate Principal Receivables during the preceding Settlement Period.

          "Monthly Certificateholders' Statement" shall mean a report prepared by the Servicer with respect to each Settlement Date for the immediately preceding Settlement Period in substantially the form of Exhibit C.

          "Monthly Floating Allocation Percentage" shall mean, with respect to any Transfer Date, the percentage equivalent of a fraction, the numerator of which is the daily average Adjusted Invested Amount during the preceding Settlement Period (or, in

                                                                          7
the case of the first Transfer Date, the daily average Adjusted Invested Amount during the period from the Issuance Date to the first Settlement Date thereafter) and the denominator of which is the product of the Purchase Percentage and the daily average Aggregate Principal Receivables during the preceding Settlement Period.

          "Monthly Interest" shall mean, with respect to any Accrual Period, the excess of (i) the sum of all amounts deposited into the Finance Charge Subaccount or any subaccount thereof pursuant to the Agreement, this Supplement or any other Supplement to the Agreement (including, without limitation the Aggregate Invested Percentage of Collections of Finance Charge Receivables and Collected Discount) during the Settlement Period ending during such Accrual Period over (ii) the sum for such Settlement Period of (A) the Series Monthly Servicing Fee, (B) the Series Program Costs, (C) the Series Defaulted Amount times the Purchase Percentage, (D) all amounts required to be distributed from any subaccount of the Finance Charge Account pursuant to the Series 1991-2 Supplement but only to the extent such amounts are available to be so distributed prior to giving effect to Section 4B.9(d) of the Series 1991-2 Supplement or Section 4.1(j) of the Agreement (other than any such amounts distributable to the Seller (whether in its capacity as holder of the Exchangeable Seller Certificate or otherwise) pursuant to such Supplement) and
(E) on any date on which there are any unreimbursed Charge-Offs, the aggregate amount of all such unreimbursed Charge-Offs (the "Full Monthly Interest Amount"); provided, however, that if the Series 1991-2 Deficiency Amount is
          --------  -------
greater than zero with respect to any Accrual Period, the Monthly Interest for such Accrual Period shall be reduced by the lesser of (i) the Full Monthly Interest Amount minus the New Trust Carrying Costs and (ii) the Series 1991-2
                -----
Deficiency Amount.

          "Monthly Settlement Statement" shall mean a report prepared by the Servicer on each Determination Date for the immediately preceding Settlement Period, in substantially the form of Exhibit D, or such other form as may be approved by the Transition Certificateholder.

          "Negative Spread" shall mean, with respect to any Transfer Date, the Deficiency Amount determined pursuant to Section 4E.4(a), without giving effect to any reductions of such Deficiency Amount pursuant to subsection 4E.4(b).

          "New Trust" shall mean the Saks Master Trust created pursuant to the New Trust Agreement.

          "New Trust Agreement" shall mean the Pooling and Servicing Agreement, dated as of April 25, 1996, among the Seller, Saks, as Servicer, and Bankers Trust Company, not in its individual capacity but solely as Trustee, together with all supplements, amendments and modifications thereto.

                                                                          8
          "New Trust Carrying Costs" shall mean, for each Accrual Period, all interest (including default interest) accrued on any outstanding New Trust Investor Certificates during such Accrual Period, plus any other amounts payable out of any subaccount of the New Trust Finance Charge Account (other than amounts payable to the Seller (whether in its capacity as holder of the New Trust Exchangeable Seller Certificate or as holder of any New Trust Investor Certificate)).

          "New Trust Exchangeable Seller Certificate" shall mean the "Exchangeable Seller Certificate" as defined in the New Trust Agreement.

          "New Trust Finance Charge Account" shall mean the "Finance Charge Account", as defined in the New Trust Agreement.

          "New Trust Investor Certificates" shall mean all "Investor Certificates" as defined in the New Trust Agreement.

          "New Trust Series 1996-1 Supplement" shall mean the Series 1996-1 Supplement, dated as of April 25, 1996, to the New Trust Agreement.

          "Offset Amount" shall have the meaning set forth in subsection 4E.8.

          "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Required Dilution Percentage" shall mean, (i) for any Accrual Period during the Revolving Period, the greater of (A) the product of (1) the Dilution Factor and (2) the Benchmark Dilution Percentage, calculated on the Determination Date immediately preceding the end of such Accrual Period and (B) 8% and (ii) for any Accrual Period during the Amortization Period, the Required Dilution Percentage as of the close of business on the last day of the Revolving Period.

          "Revolving Period" shall mean the period commencing on the Issuance Date and terminating on the earlier to occur of (i) the close of business on the date on which an Early Amortization Event occurs and (ii) the Exchange Date.

          "Series 1991-2" shall mean the Series, the Principal Terms of which are set forth in the Series 1991-2 Supplement.

          "Series 1991-2 Adjusted Base Purchase Amount" shall mean the "Adjusted Base Purchase Amount" as defined in the Series 1991-2 Supplement.

          "Series 1991-2 Deficiency Amount" shall mean the "Deficiency Amount" as defined in the Series 1991-2 Supplement.

                                                                          9
          "Series 1991-2 Required Participation Percentage" shall mean the "Required Participation Percentage" as defined in the Series 1991-2 Supplement.

          "Series 1991-2 Supplement" shall mean the Series 1991-2 Supplement, dated as of December 16, 1991, to the Agreement (as such supplement has been heretofore amended, supplemented or otherwise modified).

          "Series Defaulted Amount" shall mean, with respect to any Settlement Period, the product of (i) the Monthly Floating Allocation Percentage with respect to such Settlement Period and (ii) the Defaulted Amount with respect to such Settlement Period.

          "Series Monthly Collected Discount" shall mean, with respect to any Settlement Period, the product of (i) Actual Aggregate Collected Discount with respect to the preceding Settlement Period and (ii) (A) if during the Revolving Period, the Modified Monthly Floating Allocation Percentage and (B) if during the Amortization Period, the Modified Fixed Allocation Percentage.

          "Series Monthly Finance Charges" shall mean, with respect to any Settlement Period, the product of (i) Actual Aggregate Finance Charges with respect to the preceding Settlement Period and (ii) the Monthly Floating Allocation Percentage.

          "Series Monthly Principal Collections" shall mean, with respect to any Settlement Period, the product of (i) Actual Aggregate Principal Collections for the preceding Settlement Period and (ii) (A) if during the Revolving Period, the Modified Monthly Floating Allocation Percentage and (B) if during the Amortization Period, the Modified Fixed Allocation Percentage.

          "Series Program Costs" shall mean, with respect to any Transfer Date, the product of (i) the Monthly Floating Allocation Percentage and (ii) the sum of (A) fees and expenses due and payable to the independent auditors of the Seller and (B) any corporate franchise taxes due and payable by the Seller.

          "Servicer Default" shall have the meaning assigned in Section 8.1 of this Supplement and Section 10.1 of the Agreement.

          "Spread" shall mean the collective reference to Excess Spread and Negative Spread.

          "Three Month Rolling Average Actual Daily Average Merchandise Returns" shall mean, with respect to any Determination Date, the sum of the Actual Daily Average Merchandise Returns for the three Fiscal Months corresponding to the three preceding Settlement Periods divided by three.
                                   ----------

                                                                         10
          "Three Month Rolling Average Base Daily Average Merchandise Returns" shall mean, with respect to any Determination Date, the sum of the Base Daily Average Merchandise Returns for the three Fiscal Months corresponding to the three preceding Settlement Periods divided by three.

          "Transition Certificate" shall have the meaning set forth in Section 1.1.

          "Transition Certificateholder" shall mean the holder of the Transition Certificate.

          "Transition Series 1996-1" shall mean the Series, the Principal Terms of which are set forth in this Supplement.

          "Transition Series 1996-1 Finance Charge Sub-subaccount" shall mean the Finance Charge Sub-subaccount with respect to Transition Series 1996-1.

          "Transition Series 1996-1 Principal Collections Sub-subaccount" shall mean the Principal Collections Sub-subaccount with respect to Transition Series 1996-1.

          "Trust Accounts" shall mean the collective reference to the Transition Series 1996-1 Finance Charge Sub-subaccount and the Transition Series 1996-1 Principal Collections Sub-subaccount.

          "Unutilized Amount" shall mean, as of any date of determination, (i)
(A) the Purchase Percentage times Aggregate Eligible Receivables minus (B) the
                            -----                                -----
Series 1991-2 Adjusted Base Purchase Amount minus (C) the Series 1991-2 Required
                                            -----
Participation Percentage times the Series 1991-2 Adjusted Invested Amount
                         -----
divided by (ii) 1 plus the Required Participation Percentage.
- ----------        ----



                                   ARTICLE III

                 PURCHASE AND SALE OF THE TRANSITION CERTIFICATE

          SECTION 3.1.  The Transition Certificate.  (a)  The Transition
                        --------------------------
Certificate shall represent a fractional undivided interest in the Trust Assets, consisting of the right to receive (i) the Invested Percentage of Collections, Recoveries and Transfer Payments received with respect to the Receivables and the allocable portion of funds on deposit in the Excess Spread Account and (ii) all other funds on deposit in the Collection Account credited to the subaccounts maintained for the benefit of the holder of the Transition Certificate (the "Transition Certificateholder's Interest"). The Exchangeable Seller's Certificate and any other Series of Investor Certificates outstanding shall represent the ownership interest in the

                                                                         11
remainder of the Trust Assets not allocated pursuant hereto to the Transition Certificateholder's Interest.

          (b) The Transition Certificate shall, upon issue, be executed and delivered by the Seller to the Trustee, at the written direction of the Seller, for authentication and redelivery as provided in Section 3.3 hereof and Section
6.2 of the Agreement.

          SECTION 3.2.  Purchase of the Transition Certificate.  (a)  Subject to
                        --------------------------------------
the terms and conditions of this Supplement, the Transition Certificateholder shall (i) purchase the Transition Certificate on the Issuance Date for the Issuance Date Invested Amount and (ii) maintain its interest in the Trust, subject to increase or decrease during the Revolving Period in accordance with Sections 3.4 and 3.5, equal to the Invested Amount.

          (b) On the Issuance Date the Seller shall pay the cash proceeds received by it upon the issuance of the Transition Certificate on such date (the "Proceeds") to the Trustee for deposit in the Series 1993-1 Principal Collections Sub-subaccount. In accordance with the agreement between the Seller and the Investor Certificateholders of Series 1993-1, the amount so deposited in the Series 1993-1 Principal Collections Sub-subaccount shall be applied to reduce the "Invested Amount" of such Series and the invested amounts of each Class of such Series to zero and to terminate the commitments with respect to such Series.

          SECTION 3.3.  Delivery.  On the Issuance Date, the Seller shall duly
                        --------
execute and deliver to the Trustee and, upon written instruction from the Seller, the Trustee shall duly authenticate and deliver to the Transition Certificateholder the Transition Certificate.

          SECTION 3.4.  Procedure for Increasing the Invested Amount.  (a)  On
                        --------------------------------------------
any New York Business Day during the Revolving Period on which the Unutilized Amount exceeds the Invested Amount, the Servicer on behalf of the Seller, shall cause the Invested Amount to be increased by the amount of such excess by causing the Servicer of the New Trust to transfer, or direct the Trustee of the New Trust in writing to transfer, such amount (as specified by the Servicer), first, from the Companion Account established pursuant to the New Trust Series 1996-1 Supplement (up to the amount on deposit therein) and, second, from the Principal Subaccount established pursuant to the Series 1996-2 Supplement to the New Trust Agreement, to the Transition Series 1996-1 Principal Collections Sub-subaccount and to invest such amount in Receivables in accordance with Article
IV. Notwithstanding the foregoing, no such increase of the Invested Amount shall be made pursuant to this Section 3.4 unless, at the time of such increase, and after giving effect thereto, no Early Amortization Event, and no event which, with the passage of time or the giving of notice would become an Early Amortization Event,

                                                                         12
shall have occurred and be continuing.  Any increase pursuant to this Section
3.4 shall constitute a representation and warranty by the Seller that the condition set forth in the foregoing sentence has been satisfied.

          SECTION 3.5.  Procedure for Decreasing the Invested Amount.  On any
                        --------------------------------------------
New York Business Day during the Revolving Period on which the Unutilized Amount becomes less than the Invested Amount, the Servicer on behalf of the Seller shall cause(or direct the Trustee in writing to cause) the Invested Amount to be reduced through the distribution of the amount by which the Invested Amount exceeds the Unutilized Amount, (a) first, if the invested amount of Series 1996-2 of the New Trust is greater than zero, to the Principal Subaccount established pursuant to the Series 1996-2 Supplement to the New Trust Agreement, up to such invested amount, and, (b) second, to the Companion Account established pursuant to the New Trust Series 1996-1 Supplement.

          SECTION 3.6.  Purchase of Transition Certificate by the Seller.  (a)
                        ------------------------------------------------
In the event of any breach of any of the representations and warranties set forth in subsection 2.3(a) or (c) or subsection 2.4(a)(i), (a)(ii) or (a)(v) of the Agreement which has a material adverse effect on the interests of the Transition Certificateholder, the Transition Certificateholder, by notice given in writing to the Seller, the Trustee and the Servicer, may direct the Seller to purchase the Transition Certificateholder's Interest. The Seller shall be obligated to make such purchase on the next Settlement Date occurring at least five New York Business Days after receipt of such notice on the terms and conditions set forth below; provided, however, that no such purchase shall be
                            --------  -------
required to be made if, on such Settlement Date, the Trustee shall have been notified in writing by the Transition Certificateholder that the representations and warranties contained in subsections 2.3(a) and (c) and subsections 2.4(a)(i), (a)(ii) and (a)(v) of the Agreement shall be true in all material respects, and any material adverse effect on the Transition Certificateholder caused by any breach thereof shall have been cured.

          (b) The Seller shall deposit in the Collection Account for credit to the Transition Series 1996-1 Principal Collections Sub-subaccount, on the New York Business Day preceding such Settlement Date, an amount equal to the purchase price (as described in the next succeeding sentence) for the Transition Certificateholder's Interest. The purchase price for such purchase will be equal to the sum of (i) the Adjusted Invested Amount on the Settlement Date on which the purchase is scheduled to be made, plus (ii) an amount equal to all
                                            ----
Monthly Interest accrued but unpaid on such Settlement Date and all prior Settlement Dates. Payment of such purchase price into the Principal Collections Sub-subaccount in immediately available funds shall be considered a distribution of the entire amount required to be distributed to the Transition Certificateholder. Notwithstanding anything to the contrary in this Supplement or

                                                                         13
the Agreement, the entire amount on deposit in the Principal Collections Sub-subaccount shall be distributed to the Transition Certificateholder on such Settlement Date. If the Transition Certificateholder gives notice directing the Seller to purchase the Transition Certificateholder's Interest as provided above, the obligation of the Seller to purchase the Transition Certificateholder's Interest pursuant to this Section 3.6 shall constitute the sole remedy with respect to an event of the type specified in the first sentence of this Section 3.6 available to the Transition Certificateholder.

          SECTION 3.7.  Transfer of Transition Certificate. Notwithstanding
                        ----------------------------------
anything to the contrary in this Supplement or the Agreement, the Transition Certificate may not be sold or transferred to any Person; provided, however, that (i) all of the right, title and interest of the Transition Certificateholder in, to and under the Transition Certificate shall be assigned to the New Trust as set forth in the New Trust Agreement and (ii) the Transition Certificate shall be exchanged on the Exchange Date in accordance with the provisions of Section 7.4.

                                   ARTICLE IV

                           ARTICLE IV OF THE AGREEMENT

          Any provision of Article IV of the Agreement which distributes Collections to the Seller on the basis of the Seller's Percentage shall continue to apply irrespective of the issuance of the Transition Certificate. Section
4.1 of the Agreement shall be read in its entirety as provided in the Agreement.
Article IV of the Agreement (except for Section 4.1 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Transition Certificate:

          SECTION 4E.2.  Establishment of Trust Accounts.  (a)  The Trustee
                         -------------------------------
shall cause to be established and maintained in the name of the Trust with an Eligible Institution for the benefit of the Transition Certificateholder, the Transition Series 1996-1 Principal Collections Sub-subaccount and the Transition Series 1996-1 Finance Charge Sub-subaccount, each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Transition Certificateholder. The Trustee shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Transition Certificateholder. If, at any time, the Servicer has actual notice or knowledge that the institution holding any Trust Account has ceased to be an Eligible Institution or the trust department of Chemical, or, if such Trust Account is held in the trust department of Chemical, that the long-term indebtedness of Chemical is rated less than Baa3 by Moody's (or the equivalent

                                                                         14
rating by each Rating Agency then rating such institution), the Servicer shall direct the Trustee in writing to establish within 30 New York Business Days a substitute Trust Account therefor with an Eligible Institution, transfer any cash and/or any Eligible Investments to such new account and from the date any such substitute account is established, such account shall be a "Trust Account". If a substitute Trust Account is established pursuant to this subsection, the Servicer shall provide to the Trustee an amended Schedule I setting forth the relevant information for such substitute Trust Account. The Trustee, upon written instruction from the Servicer, shall, on each Transfer Date, make deposits and withdrawals in the amounts specified in this Article IV.

          (b) All Eligible Investments in the Trust Accounts shall be held by the Trustee or by the Eligible Institution maintaining such account on behalf of the Trustee for the exclusive benefit of the Transition Certificateholder. Amounts on deposit and available for investment in the Transition Series 1996-1 Principal Collections Sub-subaccount shall be invested by the Trustee or by the Eligible Institution maintaining such account on behalf of the Trustee at the written direction of the Servicer in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on the subsequent New York Business Day. All interest and investment earnings (net of losses and investment expenses) on funds deposited in the Principal Collections Sub-subaccount shall be treated as Collections of Finance Charge Receivables and shall be deposited in the Finance Charge Sub-subaccount.

          SECTION 4E.3.  Allocations; Payments to Seller.  (a)  Collections of
                         -------------------------------
Finance Charge Receivables and Principal Receivables, Transfer Payments and Recoveries and the portion of the Defaulted Amount allocated to the Transition Certificateholder pursuant to Article IV of the Agreement shall be allocated and distributed as set forth in this Article IV.

          (b) On each New York Business Day during the Revolving Period, Available Amounts allocated to the Transition Series 1996-1 Principal Collections Sub-subaccount pursuant to Section 4.1(d) of the Agreement shall, to the extent possible, be reinvested in Receivables. The amounts reinvested on any New York Business Day shall be deemed to be paid, first, from Collections received in the stores or by any Person to whom the Servicer shall have delegated its collection duties pursuant to subsection 3.1(b) of the Agreement and, second, from Collections received in the Lockbox.

          (c) The allocations to be made pursuant to this Section 4E.3 are subject to the provisions of subsections 2.6, 9.2, 10.1 and 12.1 of the Agreement.

          SECTION 4E.4.  Deficiency Amount.  (a)  With respect to each Transfer
                         -----------------
Date, the Servicer shall determine on the related

                                                                         15
Determination Date the amount (the "Deficiency Amount"), if any, by which (i) the sum of (A) the Monthly Interest with respect to the Accrual Period ending on the Settlement Date following such Transfer Date, (B) the Series Monthly Servicing Fee with respect to the Settlement Date following such Transfer Date plus the amount of any Series Monthly Servicing Fee previously due but not distributed with respect to any prior Distribution Date, (C) the Purchase Percentage of the Series Defaulted Amount, if any, with respect to the Settlement Date following such Transfer Date and (D) the Series Program Costs with respect to such Settlement Date plus the amount of any Series Program Costs
                                     ----
previously due but not distributed with respect to any prior Transfer Date exceeds (ii) the amount of funds that will be on deposit in the Transition
- -------
Series 1996-1 Finance Charge Sub-Subaccount on the related Transfer Date.

          (b)  In the event that with respect to any Transfer
Date the Deficiency Amount is greater than zero, then:

            (i) The Servicer shall give notice to the Trustee on or prior to the related Transfer Date to withdraw funds from the Excess Spread Account in an amount, as calculated by the Servicer, equal to the lesser of the Deficiency Amount as determined on such Determination Date and the amount specified in subsection 4.1(j) of the Agreement with respect to Transition Series 1996-1. The Trustee shall, on the Transfer Date, withdraw or cause to be withdrawn, and deposit or cause to be deposited, such funds in the Transition Series 1996-1 Finance Charge Sub-subaccount. The Deficiency Amount as determined on the Determination Date shall be reduced by the amount of such deposit.

           (ii) If, after giving effect to the allocations and reductions pursuant to subsections 4E.4(b)(i), the Deficiency Amount with respect to such Transfer Date is greater than zero, the Invested Amount shall be reduced (a "Charge-Off"), by an aggregate amount (the "Charge-Off Amount") equal to the lesser of (A) the Deficiency Amount as so reduced and (B) the Series Defaulted Amount multiplied by the Purchase Percentage. The
                             -------------
     Deficiency Amount shall be further reduced by the amount of such reduction.

          SECTION 4E.5.  Applications of Finance Charges.  (a) After giving
                         -------------------------------
effect to the true-up adjustments made pursuant to subsection 4.1(e) of the Agreement, on each Transfer Date the Servicer shall direct the Trustee in writing to apply amounts, as calculated by the Servicer, on deposit in the Finance Charge Subaccount and the Collected Discount Subaccount as follows:

          (a) an amount equal to the Series Monthly Finance Charges shall be transferred from the Finance Charge Subaccount to the Transition Series 1996-1 Finance Charge Sub-subaccount; and

                                                                         16
          (b) an amount equal to the Series Monthly Collected Discount shall be transferred from the Collected Discount Subaccount to the Transition Series 1996-1 Finance Charge Sub-subaccount.

          SECTION 4E.6  Distributions From the Transition Series 1996-1 Finance
                        -------------------------------------------------------
Charge Sub-subaccount.  After giving effect to the applications set forth in
- ---------------------
subsection 4E.5, on each Transfer Date (or to the extent set forth below, on each Settlement Date following such Transfer Date), the Servicer shall direct the Trustee in writing to distribute (i) the amount on deposit in the Transition Series 1996-1 Finance Charge Sub-subaccount and (ii) the amount available from the Excess Spread Account with respect to Transition Series 1996-1 pursuant to subsection 4.1(j) of the Agreement in the following priority:

          (a) an amount equal to the Monthly Interest shall be distributed to the Transition Certificateholder;

          (b) subject to the rights of the Trustee under Section 3.2 of the Agreement, an amount equal to the Series Monthly Servicing Fee for the following Settlement Date plus the amount of any Series Monthly Servicing
                               ----
     Fee previously due but not distributed on any prior Settlement Date shall be distributed to the Servicer on such Settlement Date (unless such amount has been netted against amounts otherwise due hereunder or waived by the Servicer);

          (c) an amount equal to the Series Program Costs due on the following Settlement Date plus the amount of any Series Program Costs previously due
                     ----
     but not distributed with respect to any prior Settlement Date (as reflected in the Monthly Settlement Statement) shall be paid to the Persons owed such amount on such Settlement Date;

          (d) an amount equal to the Purchase Percentage of the Series Defaulted Amount for such Transfer Date shall be transferred to the Transition Series 1996-1 Principal Collections Sub-subaccount;

          (e) the balance shall constitute Excess Spread and shall be applied to reimburse any unreimbursed Charge-Offs; and

          (f) any Excess Spread remaining after giving effect to subsection (e) shall be deposited in the Excess Spread Account and applied in accordance with subsection 4.1(j) of the Agreement.

          SECTION 4E.7  Distributions from the Transition Series 1996-1
                        -----------------------------------------------
Principal Collections Sub-subaccount. The Servicer shall direct the Trustee in
- ------------------------------------
writing to pay all amounts on deposit in the Transition Series 1996-1 Principal Collections Sub-subaccount on each Distribution Date during the Early Amortization Period to

                                                                         17
the Transition Certificateholder in an amount not exceeding the Invested Amount.

          SECTION 4E.8  Transfer Payments; Additional Amounts.  (a)  If the
                        -------------------------------------
Seller or the Servicer shall fail to make any Transfer Payment, the Servicer shall cause the Trustee to set off pursuant to subsection 4.1(g) of the Agreement against all amounts payable to the Seller (including all amounts payable to the Seller in its capacity as holder of Investor Certificates) or the Servicer, as the case may be, on the New York Business Day next succeeding the day on which such Transfer Payment was due, a portion of the amount deposited in the Collection Account pursuant to Sections 2.5 and 3.9 of the Agreement equal to the lesser of (i) the product of the Daily Floating Allocation Percentage for such day (or, if a Transfer Date, the Monthly Floating Allocation Percentage) and such Transfer Payment (such product, as reflected in a statement provided by the Servicer, the "Offset Amount") and (ii) all amounts payable to such Person on such day (other than Daily Estimated Principal Collections allocable to the Seller) and distribute (A) to the Transition Series 1996-1 Principal Collections Sub-subaccount an amount equal to the Purchase Percentage of the Offset Amount and (B) to the Transition Series 1996-1 Finance Charge Sub-subaccount an amount equal to the Discount Percentage of the Offset Amount. If the amounts payable to the Seller or the Servicer (other than Daily Estimated Principal Collections allocable to the Seller) on such day are insufficient to pay the Offset Amount in full, the Servicer shall cause the Trustee to set off pursuant to subsection 4.1(g) of the Agreement against all amounts on deposit in the Seller Principal Account, including Daily Estimated Principal Collections payable to the Seller in respect of the Seller Interest on such day, an amount equal to the lesser of
(i) the remaining Offset Amount and (ii) all such amounts on deposit in the Seller Principal Account and distribute such amounts pursuant to clauses (A) and
(B) of the preceding sentence. If the amount on deposit in the Seller Principal Account on such day is insufficient to pay the remaining Offset Amount in full, the Seller Amount shall be reduced on such day by such remaining Offset Amount.

          (b) If the Seller or the Servicer shall later make a Transfer Payment with respect to an Offset Amount paid pursuant to this subsection, the Seller Amount and the Seller Principal Account shall be reimbursed for amounts advanced pursuant to this subsection in such order of priority.

          (c) During the Early Amortization Period, all Daily Estimated Principal Collections allocable to the Seller Interest shall be deposited in the Seller Principal Account until the balance therein equals the Minimum Seller Amount calculated as of the last day of the Revolving Period, and such balance shall be retained in the Seller Principal Account, subject to withdrawal pursuant to paragraph (a), until the Invested Amount is reduced to zero.

                                                                         18
                                    ARTICLE V
                            DISTRIBUTIONS AND REPORTS

          Article V of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Transition Certificate:

          SECTION 5E.1.  Distributions.  On each Distribution Date, the Paying
                         -------------
Agent shall distribute to the Transition Certificateholder all amounts specified in Article IV.

          SECTION 5E.2.  Daily Reports.  On each New York Business Day, the
                         -------------
Servicer shall provide the Transition Certificateholder, the Trustee, the Servicer with respect to the New Trust and the Trustee with respect to the New Trust with a Daily Report.

          SECTION 5E.3. Monthly Settlement Statements. (a)  On each
                        -----------------------------
Determination Date, the Servicer shall deliver to the Transition
Certificateholder, the Trustee, the Servicer with respect to the New Trust and the Trustee with respect to the New Trust a Monthly Settlement Statement.

          (b)  Monthly Certificateholders' Statement.  On each Settlement Date,
               -------------------------------------
the Servicer shall deliver to the Transition Certificateholder, the Trustee, the Servicer with respect to the New Trust and the Trustee with respect to the New Trust a Monthly Certificateholders' Statement.

          (c)  Amortization Period Notices.  Upon the occurrence of an Early
               ---------------------------
Amortization Event, the Seller or the Servicer, as the case may be, shall give prompt written notice thereof to the Trustee, the Transition Certificateholder, the Servicer with respect to the New Trust and the Trustee with respect to the New Trust.



                                   ARTICLE VI

                      ADDITIONAL EARLY AMORTIZATION EVENTS

          SECTION 6.1.  Additional Early Amortization Events.  If any one of the
                        ------------------------------------
events specified in Section 9.1 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events shall occur during the Revolving Period with respect to the Transition Certificate:

          (a)  failure on the part of the Seller or the Servicer, as applicable,
     (i) to make any payment or deposit (including any Transfer Payment) required by the terms of the Agreement or this Supplement, or to deliver a Daily Report or a

                                                                         19
     Monthly Settlement Statement within two New York Business Days of the day such item is due to be delivered under the Agreement or this Supplement,
     (ii) to make any payment reflected in such Daily Report or Monthly Settlement Statement as being required to be made by the Seller or the Servicer on the date such report is delivered, (iii) to make any other payment or deposit required by the terms of the Agreement, this Supplement or the Receivables Purchase Agreement within five days after the date when due, (iv) duly to observe or perform in any material respect the covenant of the Seller set forth in Section 2.7(b) or (q) of the Agreement or (v) duly to observe or perform in any material respect any other covenants or agreements of the Seller or the Servicer, as the case may be, set forth in the Agreement, this Supplement or the Receivables Purchase Agreement, which failure in the case of this clause (v) either (A) continues unremedied for a period of 30 days or (B) if such failure is in respect of Section 2.5 of the Agreement, the Seller shall have failed to comply with the provisions of Section 2.5 in respect thereof within five New York Business Days of when the Seller was obligated to do so;

          (b) any representation, warranty, certification or statement made by the Seller in the Receivables Purchase Agreement, this Supplement or the Agreement or any information contained in a computer file or microfiche or written list required to be delivered by the Seller pursuant to the Agreement, shall prove to have been incorrect in any material respect when made or when delivered; provided, however, that an Early Amortization Event
                             --------  -------
     shall not be deemed to have occurred under this paragraph if the incorrectness of such representation, warranty, certification, statement or information gives rise to an obligation to repurchase the related Receivables and the Seller has repurchased the related Receivable or all such Receivables, if applicable, in accordance with the provisions of the Agreement within five New York Business Days of when the Seller was obligated to do so;

          (c) a Servicer Default or an event which would, with the giving of notice or the passage of time, constitute a Servicer Default, occurs;

          (d) a "Trust Pay Out Event" or a "Series Pay Out Event" with respect to Series 1996-1 of the New Trust (in each case as defined in the New Trust Agreement) shall have occurred;

          (e) the Seller shall fail to convey any Receivables to the Trust pursuant to Section 2.1 of the Agreement; or

                                                                         20
          (f)  any one or more of the events required to occur pursuant Section
     7.4 hereof shall not have occurred on or prior to November 20, 1996;

then, in the case of any such event described in subsection (a), (b) or (c) of this Section 6.1, after the applicable grace period, if any, set forth in such subsections, either the Trustee, in the case of any event actually known to a Responsible Officer of the Trustee, or the Transition Certificateholder, by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Transition Certificateholder), may declare that an "Early Amortization Event" has occurred as of the date of such notice, and, in the case of any event described in subsections (d) through (f) above or Section 9.1 of the Agreement, subject to applicable law, an Early Amortization Event shall occur, without any notice or other action on the part of the Trustee, the Transition Certificateholder or the Investor Certificateholders, immediately upon the occurrence of such event.

                                   ARTICLE VII

                    COVENANTS, REPRESENTATIONS AND WARRANTIES

          SECTION 7.1.  Representations and Warranties of the Seller and the
                        ----------------------------------------------------
Servicer.  The Seller and the Servicer each hereby represents and warrants to
- --------
the Trustee and the Transition Certificateholder that each and every of their respective representations and warranties contained in the Agreement is true and correct in all material respects as of the date hereof and as of the date of each increase in the Invested Amount.

          SECTION 7.2.  Covenants of the Seller.  The Seller hereby agrees that:
                        -----------------------

          (a) it shall observe each and every of its respective covenants (both affirmative and negative) contained in the Agreement and this Supplement; provided that the covenants of Seller contained in subsections 2.7(l),
     --------
     2.7(n) and 2.7(o) of the Agreement are hereby waived to the extent necessary to permit the Seller to comply with the provisions of Section 7.4 hereof;

          (b) it shall not amend, supplement or otherwise modify or terminate the Agreement, unless in strict compliance with the terms of Section 13.1 of the Agreement; provided that notwithstanding the terms of the Agreement
                       --------
     the Seller shall not cause the Trust to issue any additional Series; and

          (c) if on any day the Seller Amount is less than the Minimum Seller Amount, it shall deposit cash in the Seller Principal Account in an amount equal to such deficiency.

                                                                         21
          SECTION 7.3.  Covenants of the Servicer.  The Servicer hereby agrees
                        -------------------------
that:

          (a) it shall observe each and every of its covenants (both affirmative and negative) contained in the Agreement and this Supplement in all material respects; and

          (b) it shall not amend, supplement or otherwise modify the Agreement, unless in strict compliance with the terms thereof;

          (c)  it shall give prior notice to the Transition
     Certificateholder and the Trustee of the New Trust of the delegation of any of its servicing, collection, enforcement or administrative duties with respect to the Accounts and the Receivables; and

          (d) it shall provide to the Transition Certificateholder, simultaneously with delivery to the Trustee, all reports, certificates, statements and other documents required to be delivered to the Trustee pursuant to Sections 3.4 and 3.6 of the Agreement.

          SECTION 7.4.  Exchange of Transition Certificate. (a) The Seller
                        ----------------------------------
hereby agrees that on the Exchange Date, the Seller shall (i) accept surrender of the Transition Certificate by the Transition Certificateholder and, in exchange for the cancellation of the Transition Certificate upon such surrender, transfer, assign and convey all of the Trust Assets to the Transition Certificateholder and (ii) concurrently with such transfer, assignment and conveyance, cause all rights of the Trustee under the Lockbox Agreement and the Lockbox Processing Agreement to be assigned to the Trustee of the New Trust for the benefit of the New Trust Investor Certificateholders.

          (b) The Seller hereby further agrees that on the Exchange Date, as further consideration for the Transition Certificateholder's agreement to surrender the Transition Certificate for exchange, the Seller shall pay to the Transition Certificateholder, for application in accordance with Section 4.13 of the New Trust Series 1996-1 Supplement the lesser of (i) the amount on deposit in the Spread Account established pursuant to the Series 1991-2 Supplement to the Agreement and (ii) the excess of (A) the sum of the Required Class ABC Spread Account Amount and the Required Class D Spread Account Amount (in each case as defined in the New Trust Series 1996-1 Supplement) over (B) the aggregate amount on deposit in the Class ABC Spread Account and the Class D Spread Account of the New Trust.

          (c) The Servicer hereby directs the Trustee to execute and deliver to the Trustee of the New Trust UCC financing statements and assignments in the form directed by the Servicer and acceptable to the Trustee of the New Trust for the purpose of

                                                                         22
transferring to the New Trust effective as of the Exchange Date all of the Trust's right, title and interest to the Trust Assets.

          SECTION 7.5.  Obligations Unaffected.  The obligations of the Seller
                        ----------------------
and the Servicer to the Transition Certificateholder under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.

                                  ARTICLE VIII

                          ADDITIONAL SERVICER DEFAULTS

          SECTION 8.1.  Additional Servicer Defaults.  If any of the events
                        ----------------------------
specified in Section 10.1 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events shall occur with respect to the Transition Certificate (any such event, a "Servicer Default"):

          (a) failure by the Servicer to deliver, within two New York Business days of the due date thereof, any Daily Report or any Monthly Settlement Statement conforming in all material respects to the requirements of Sections 5E.2 and 5E.3 or failure to make any payment, deposit or transfer reflected in such Daily Report or Monthly Settlement Statement as being required to be made on the date such report or statement is delivered;

          (b) failure by the Servicer to pay any amount (other than as specified in subsection (a) of this Section 10.1) on or before the date occurring five days after the date such payment is required to be made under the terms of this Supplement;

          (c) failure on the part of the Servicer duly to observe or perform in any material respect any covenants or agreements of the Servicer set forth in this Supplement or the Agreement which has a material adverse effect on the Transition Certificateholder, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Seller, as the case may be, by the Trustee, or to the Servicer or the Seller, as the case may be, and the Trustee by the Transition Certificateholder; or the Servicer shall assign its duties under this Supplement or the Agreement, except as permitted by Section 9.3 of this Supplement or Section 8.7 of the Agreement;

then, so long as the Servicer Default shall not have been remedied, if the Servicer Default is one specified in subsection (a), (b) or (c) of this Section 8.1, the Transition Certificateholder may direct that the Trustee poll the Investor Certificateholders to obtain their approval of the delivery of a

                                                                         23
Termination Notice pursuant to Section 10.1 of the Agreement. The Servicer shall promptly notify the Trustee, the Servicer of the New Trust and the Trustee of the New Trust of occurrence of any Servicer Default.

                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.1.  Ratification of Agreement.  As supplemented by this
                        -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 9.2.  Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

          SECTION 9.3.  Further Assurances.  Each of the Seller, the Servicer
                        ------------------
and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Transition Certificateholder more fully to effect the purposes of this Supplement and the sale of the Transition Certificate hereunder, including, without limitation, in the case of the Seller and the Servicer, the execution of any financing statements or continuation statements relating to the Receivables and the other Trust Assets for filing under the provisions of the UCC of any applicable jurisdiction.

          SECTION 9.4.  No Waiver; Cumulative Remedies.  No failure to exercise
                        ------------------------------
and no delay in exercising, on the part of the Trustee or the Transition Certificateholder, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 9.5.  Amendments.  Notwithstanding anything to the contrary
                        ----------
contained in the Agreement, the Transition Certificateholder in its capacity as such shall not consent to any amendment, supplement or other modification to the Agreement or this Supplement unless the exact form of such amendment, supplement or other modification has been approved in writing by the Trustee with respect to the New Trust. The Seller shall deliver a copy of each amendment to this Supplement to each Rating Agency with respect to each Series of Investor Certificates issued by the New Trust. No amendment may be made

                                                                         24
to this Supplement without satisfaction of the Rating Agency Condition.

          SECTION 9.6.  Severability.  If any provision hereof is void or
                        ------------
unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

          SECTION 9.7.  Notices.  All notices, requests, instructions,
                        -------
directions and demands to or upon any party hereto to be effective shall be in writing delivered by hand or by facsimile and shall be deemed to have been duly given, in the case of notice by facsimile, when telecopied to the number set forth below its signature hereto, or, in the case of notice by hand, if personally delivered at its address set forth below its signature hereto or to such other telecopier number or address as may be hereafter notified by it to the other parties hereto.

          SECTION 9.8.  Successors and Assigns.  This Supplement shall be
                        ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights under this Supplement without the prior written consent of the Transition Certificateholder.

          SECTION 9.9.  Counterparts; Effectiveness.  This Supplement may be
                        ---------------------------
executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

          SECTION 9.10.  Limitation of Liability.  It is expressly understood
                         -----------------------
and agreed by the parties hereto that (a) this Supplement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Bankers Trust Company, but are made and intended for the purpose of binding only the Trust, and (c) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Supplement.

          SECTION 9.11.  Consent to Assignment.  Each of the Seller, the
                         ---------------------
Servicer, the Trustee, and the Transition Certificateholder acknowledges and consents to (a) the assignment by the Seller to the New Trust for the benefit of the "Investor Certificateholders" (as defined in the New Trust Agreement) of

                                                                         25
all of its right, title and interest in, to and under the Transition Certificate, this Supplement and the Agreement and (b) the exercise by the Trustee of the New Trust of any and all rights of the Seller hereunder and thereunder in accordance with the terms of the New Trust Agreement. In furtherance of the foregoing, the Seller, the Servicer and the Trustee agree that, for so long as the Seller owns the Transition Certificate and the New Trust Agreement is in effect, all rights of the Seller to exercise voting and other consensual rights under this Supplement or the Agreement (including, without limitation, the right to waive any provision of this Supplement or the Agreement) shall be subject to the consent of the Trustee. The Seller, the Servicer and the Trustee agree that, and the Servicer hereby directs that, for so long as the Seller owns the Transition Certificate and the New Trust Agreement is in effect, all payments to be made to the Seller as Holder of the Transition Certificate pursuant to this Supplement and the Agreement will be made directly to the applicable account of the New Trust, as specified herein. The Seller and the Servicer further agree to deliver to the Trustee of the New Trust any and all certificates, reports and other documents required to be delivered to the Transition Certificateholder pursuant to the terms hereof.

                                                                         26
          IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.



                              SFA FINANCE COMPANY, as Seller


                              By: /s/ Robert Vill
                                 --------------------------------------
                                 Name:
                                 Title:

                              Address:  c/o The Richardson Company
                                        599 Lexington Avenue
                                        New York, New York  10022
                                        Attn:  Oliver Richardson

                              Telecopier:    212-940-5159


                              SAKS & COMPANY, as Servicer


                              By:  /s/ Robert Vill
                                 --------------------------------------
                                 Name:
                                 Title:

                              Address:  12 East 49th Street, 19th Floor
                                        New York, New York  10017
                                        Attn:  Chief Financial Officer

                              Telecopier:    212-940-4110


                              BANKERS TRUST COMPANY, not in its
                                individual capacity but solely
                                as Trustee


                              By: /s/ Linda A. Rakolta
                                 --------------------------------------
                                 Name:  Linda A. Rakolta
                                 Title: Vice President

                              Address:  Four Albany Street, 10th Floor
                                        New York, New York  10006
                                        Attn:  Corporate Trust and
                                               Agency Group, Structured
                                               Finance Team

                              Telecopier:    212-250-6439

                                                                 Schedule I
                                                                 ----------



                              The Collection Account has been established by and at Chemical Bank ("Chemical") ABA number 021-000306, account number AR76932-76.

                                     SCHEDULE II
                                     -----------



                        BASE DAILY AVERAGE MERCHANDISE RETURNS


                         Fiscal               Base Daily Average
                         Month                Merchandise Returns
                         ------               -------------------

                         January                    .33274%

                         February                   .26069%

                         March                      .33430%

                         April                      .37155%

                         May                        .35997%

                         June                       .31277%

                         July                       .25890%

                         August                     .30537%

                         September                  .37749%

                         October                    .38313%

                         November                   .35897%

                         December                   .38648%